Subsequent Events	12 Months Ended
Dec. 31, 2018
Disclosure of events after reporting period [Abstract]
Disclosure of events after reporting period [text block]
34.	Subsequent Events

Bladex announced a quarterly cash dividend of $0.385 US dollar cents per share corresponding to the fourth quarter of 2018. The cash dividend was approved by the Board of Directors at its meeting held on February 19, 2019 and it is payable on March 26, 2019 to the Bank’s stockholders as of March 11, 2019 record date.